Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Full Year and Fourth Quarter 2023

Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve,” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; unanticipated changes in regulatory and governmental policies impacting interest rates and financial markets; changes in accounting policies, practices or guidance; legislation affecting the financial services industry as a whole, and S&T, in particular; developments affecting the industry and the soundness of financial institutions and further disruption to the economy and U.S. banking system; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; environmental, social and governance practices and disclosures, including climate change, hiring practices, the diversity of the work force, and racial and social justice issues; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2022, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the traditional measures presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying business, operational performance and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

3 • $9.6 billion in assets • $7.5 billion in deposits • $7.7 billion in loans • $1.3 billion market cap • Stock symbol: STBA Corporate Profile

Geographic Footprint 4 Serving over 230,000 customers in Pennsylvania and Ohio Footprint comprises 9.6 million people and 215,000 businesses 1,200 team members providing award- winning customer satisfaction at 72 locations Akron Columbus Philadelphia Harrisburg Pittsburgh Indiana

Awards 5 Top Workplaces USA 2023 S&T Bank was recognized as a top workplace in the United States, issued by Energage. We were chosen based solely on employee feedback gathered through an anonymous, research-based employee engagement survey. Forbes Best-In-State Banks S&T Bank was named on the Forbes list of Best-In-State Banks 2023 for the second consecutive year. Consumers assessed banks regarding overall satisfaction, trust, terms and conditions, branch services, digital services, customer service and financial advice. Top Workplace for Work-Life Flexibility S&T was awarded the 2023 Top Workplaces Culture Excellence award for Work-Life Flexibility, issued by Energage. This national award recognizes organizations that provide options to their employees in how and where they work, as well as encouraging managers to acknowledge and care about employees’ concerns. America’s Best Mid-Size Employers S&T was honored as one of America’s Best Mid-Size Employers by Forbes and Statista in 2023. This recognition was obtained through results of an independent survey applied to a vast sample of approximately 45,000 American employees working for companies with more than 1,000 employees.

6 Strategic Path Forward “Our Shared Future” VALUES PURPOSE DRIVERS

7 Delivering long-term, sustainable financial performance (measured by top quartile Price/TBV and Total Shareholder Return) Unwavering focus on key Drivers of business performance and profitable growth ASSET QUALITY DEPOSIT FRANCHISE Loans/Deposit Ratio, Cost of Deposits ◦ Treasury Management distribution and product capabilities ◦ Customer relationship management and sales effectiveness ◦ Product optimization ◦ Digital experience evolution NCO/Loans, NPA/Loans & OREO ◦ Portfolio segmentation and concentration strategy ◦ Credit risk management practices ◦ Process & technology enhancements ◦ Specialized regional credit officer model CORE PROFITABILITY TALENT & ENGAGEMENT ◦ “Our Shared Future” culture and mindset ◦ Talent acquisition and retention ◦ Diversity, Equity & Inclusion ◦ Workday Human Resources management system Loyalty, Retention PPNR/Avg Assets, NIM ◦ NIM management ◦ Balance efficiency and infrastructure investments ◦ Centralized Data & Analytics to bolster strategic decision-making ◦ Small Business distribution expansion

Positioned for Growth 8 We have been making meaningful and scalable investments in technology and people to prepare for future growth. ◦ Enhanced governance structure ◦ Integrated, Enterprise Risk Management Program ◦ Strengthened Credit Administration practices ◦ Advanced Consumer Compliance Infrastructure ◦ Augmented legacy S&T leadership with team members having larger bank experience ▪ Senior Leadership Team - 8 of 17 have prior experience at $25 billion + banks ▪ Risk Management Team - 6 of 12 in leadership roles have prior experience at $25 billion + banks ◦ Strong capital levels to support organic or inorganic growth ◦ Durbin Amendment impact approximately $7 million (2% of total revenue) ◦ Solid financial performance REGULATORY COMPLIANCETALENT FINANCIAL STRENGTH

9 Full Year Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $3.74 Net Income $144.8 million ROA 1.56% ROE 11.80% ROTE* 17.15% PPNR* 2.12% HIGHLIGHTS • Record EPS and net income • Strong return metrics and EPS growth of 8.09% • Solid NIM of 4.13% compared to 3.76% for 2022 • Net interest income increased $33.6 million, or 10.65%, compared to 2022 • Net charge-offs of $13.2 million, or 0.18% of average loans • Efficiency ratio remains low at 51.35% NIM* 4.13% NCO 0.18% OTHER Efficiency Ratio* 51.35%

10 Fourth Quarter Overview RETURNS EARNINGS *Refer to appendix for reconciliation of non-GAAP financial measures EPS $0.96 Net Income $37.0 million ROA 1.55% ROE 11.79% ROTE* 17.00% PPNR* 1.97% HIGHLIGHTS • Strong earnings and return metrics • NIM remains solid at 3.92% • Net charge-offs of $3.6 million, or 0.19% of average loans (annualized) • Efficiency ratio of 54.12% NIM* 3.92% NCO 0.19% OTHER Efficiency Ratio* 54.12%

PPNR / AVERAGE ASSETS * 2019 2020 2021 2022 2023 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% RETURN ON AVERAGE TANGIBLE EQUITY * 2019 2020 2021 2022 2023 0.0% 5.0% 10.0% 15.0% 20.0% RETURN ON AVERAGE EQUITY 2019 2020 2021 2022 2023 0.0% 5.0% 10.0% 15.0% RETURN ON AVERAGE ASSETS 2019 2020 2021 2022 2023 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% Performance 11 1.32% 1.45%(1*) 0.74%(2*) 0.23% 1.56% 10.92%(1*) 5.76%(2*) 1.80% 11.80% 9.98% 1.93%(1*) 1.62% 2.12% 1.78% 15.76%(1*) 2.92% 8.80%(2*) 14.41% (1)This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. (2)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (3) Median of proxy peer group. Peer data from S&P Global Market Intelligence. Peer data as of September 30, 2023 presented for 2023. (*)Refer to appendix for reconciliation of non-GAAP financial measures. 1.18% 9.30% 13.85% 1.67% 1.93% 1.32% 1.48% 9.98% 11.47% 14.41% 17.02% 17.15% Peer(3*) Peer(3*) Peer(3*) Peer(3*)

Balance Sheet • Loans increased $137.4 million, or 7.25% annualized, since September 30, 2023 • Customer deposit growth of $98.2 million in money market and CDs • Added $200.7 million of brokered money markets Dollars in millions 12 4Q23 3Q23 Var $234 $238 ($4) 970 955 15 7,653 7,516 137 7,522 7,223 299 Cash & Int Bear Bal Securities Loans Deposits ($50) $0 $50 $100 $150 $200 $250 $300 4Q23 vs 3Q23: 4Q23 vs 3Q23 DEPOSIT CHANGES DECREASES/INCREASES Brokered MMs

Loan Mix Our loan portfolio is well-diversified: Dollars in millions 13 Amount % of Total CRE $3,358 44% Consumer 2,290 30% C&I 1,642 21% Construction 363 5% Total $7,653 100%

Office CRE Dollars in millions 14 CRE comprises 44% of our total loans Office comprises 6% of our total loans TOTAL LOANS $7,653 CRE LOANS $3,358 OFFICE $481 85% of our office loans are non-CBD CBD 15% $72 OFFICE LOANS BY SIZE: Size Total # Loans Avg Size Avg LTV 10mm+ $47.6 4 $11.9 53% 5mm-10mm 173.6 25 6.9 55% 1mm-5mm 171.6 78 2.2 59 % Under 1mm 87.7 345 0.3 49 % Total $480.5 452 $1.1 55 % OFFICE LOAN MATURITIES BY QUARTER: Avg LTV: 24% 63% 77% 37% 60% 44% 32% 66% 6% total loans; 85% non-CBD; granular; minimal maturities over next 24 months Non-CBD 85% $409

CRE Maturities Dollars in millions 15 CRE MATURITIES BY SIZE: CRE MATURITIES BY INDUSTRY: Size Total # Loans Avg Size 10mm+ $78.1 5 $15.6 5mm-10mm 258.3 36 7.2 1mm-5mm 157.3 75 2.1 Under 1mm 51.6 206 0.3 Total $545.3 322 $1.7 in next 24 months CRE MATURITIES BY QUARTER: Only 16% of our CRE loans mature in the next 24 months 16%

Asset Quality ACL Trend: Dollars in millions 16 ASSET QUALITY TRENDS • ACL relatively stable at 1.41% • Net charge-offs of $3.6 million, or 0.19% of average loans (annualized) • NPAs remain low at 0.30% of total loans plus OREO

Deposit Mix We have a strong, well-diversified deposit base of 230,000 customers: Dollars in millions 17 Amount % of Total DDA $2,222 29% MM 1,942 26% CDs 1,582 21% Savings 950 13% Int Bear DDA 826 11% Total $7,522 100% Amount % of Total Average Account Size (in $000) Average Age (in years) Personal $4,244 56% $16 11 Business 2,902 39% 72 9 Brokered 376 5% — — Total $7,522 100% $25 11

FUNDING SOURCES Funding Capacity • Strong liquidity position with well-diversified deposit base • Significant funding availability through FHLB and Federal Reserve • Insured and collateralized deposits comprise 74% of total deposits • Funding availability meets liquidity needs in both normal and stress environments Dollars in millions 18 Capacity Used Available FHLB $3,241 $552 $2,689 Federal Reserve Window 770 — 770 Federal Reserve BTLF 637 — 637 Total Funding Sources $4,648 $552 $4,096 $4,096 $2,256 Available Funding Uninsured Deposits 182% INSURED/UNINSURED DEPOSITS

• NIM was solid at 3.92% • Significant NIM outperformance compared to peer in this rate cycle • NIM has increased 80 basis points through this interest rate cycle • Quarterly net interest income has improved $16.7 million, or 24.36%, since the fourth quarter of 2021 Net Interest Income Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 19 CURRENT RATE CYCLE (1) Median of proxy peer group. Peer data from S&P Global Market Intelligence.

4Q23 4Q23 vs 3Q23 4Q23 vs 4Q22 Debit and Credit Card $4.5 ($0.2) $0.1 Service Charges 4.1 — (0.2) Wealth 3.1 0.1 0.1 Mortgage 0.3 — — Other 6.1 6.0 2.5 Noninterest Income $18.1 $5.9 $2.5 Noninterest Income 20Dollars in millions • Increase in other related to a $3.3 million gain on OREO and valuation adjustments on our commercial loan swaps and a nonqualified benefit plan of $2.2 million compared to 3Q23

4Q23 4Q23 vs 3Q23 4Q23 vs 4Q22 Salaries & Benefits $31.0 $3.5 $3.0 Data Processing 4.5 — 0.3 FF&E 3.7 0.6 0.7 Occupancy 3.6 (0.1) (0.2) Professional Services 2.0 — (0.1) Other Taxes 1.9 — 0.1 Marketing 1.4 (0.3) — FDIC 1.0 — 0.6 Other 7.1 (0.3) 0.5 Noninterest Expense $56.2 $3.4 $4.9 Noninterest Expense 21Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures • Higher expenses mainly due to an increase in salaries and benefits due to higher medical, incentives and valuation adjustments on a nonqualified benefit plan

Securities 22 • Securities portfolio is only 10% of total assets • 100% of securities portfolio is classified as available-for-sale • Average duration of 3.7 years at 4Q23 unchanged from 4Q21 • AOCI of $82.0 million related to securities portfolio, if realized, would decrease CET1 ratio by 108 basis points from 13.37% to 12.29% SECURITIES MIX $970,391 Dollars in millions

Capital Dollars in millions; *Refer to appendix for reconciliation of non-GAAP financial measures 23 TCE / TA* • We have strong capital levels and are well positioned for growth • TCE / TA improvement due to strong earnings and AOCI

Financial Data (1)These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures. (2)These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures (3) Upon adoption of CECL on January 1, 2020, the provision for credit losses includes provision for unfunded loan commitments. Income Statement 2023 2022 2021 2020 2020 2019 2019 Dollars in thousands, except for share data Excludes Fraud (1) Excludes Merger Exp (2) Net Interest Income $349,410 $315,783 $276,112 $279,388 $246,791 Noninterest Income 57,620 58,259 64,696 59,746 52,558 Total Revenue 407,030 374,042 340,808 339,134 299,349 Noninterest Expense 210,334 196,746 188,925 184,329 155,766 Merger Expenses — — — 2,342 11,350 — Provision for Credit Losses(3) 17,892 8,366 16,215 131,424 72,753 14,873 14,873 Net Income Before Taxes 178,804 168,930 135,668 21,039 79,710 117,360 128,710 Taxes 34,023 33,410 25,325 (1) 12,320 19,126 21,232 Net Income $144,781 $135,520 $110,343 $21,040 $67,390 $98,234 $107,478 Diluted Earnings per Share $3.74 $3.46 $2.81 $0.53 $1.72 $2.82 $3.09 24

Financial Data 25 Balance Sheet 2023 2022 2021 2020 2019 Dollars in thousands Total Securities $970,391 $1,002,778 $910,793 $773,693 $784,283 Interest-Bearing Deposits 160,802 138,149 857,192 158,903 124,491 Total Net Loans 7,545,528 7,082,645 6,902,936 7,126,776 7,080,184 Other Assets 874,805 886,995 817,608 908,525 775,691 Total Assets $9,551,526 $9,110,567 $9,488,529 $8,967,897 $8,764,649 Total Deposits $7,521,769 $7,219,970 $7,996,524 $7,420,538 $7,036,576 Total Borrowed Funds 503,635 439,194 161,314 227,927 416,352 Other Liabilities 242,677 266,744 124,237 164,721 119,723 Equity 1,283,445 1,184,659 1,206,454 1,154,711 1,191,998 Total Liabilities & Equity $9,551,526 $9,110,567 $9,488,529 $8,967,897 $8,764,649

Net Interest Margin 2023 2022 2021 2020 2019 Securities - FTE 2.61% 2.25% 2.18% 2.49% 2.64% Loans - FTE 6.04% 4.50% 3.84% 4.09% 4.95% Total Interest-earning Assets - FTE 5.64% 4.06% 3.37% 3.87% 4.71% Interest-bearing Deposits 1.92% 0.40% 0.20% 0.66% 1.40% Borrowings 5.59% 3.01% 1.49% 1.56% 2.76% Total Costing Liabilities 2.34% 0.49% 0.24% 0.72% 1.51% Net Interest Margin (FTE)(1) 4.13% 3.76% 3.22% 3.38% 3.64% Financial Data (1)Refer to appendix for reconciliation of non-GAAP financial measures 26

Financial Data 27 Loan Portfolio 2023 2022 2021 2020 2019 Dollars in thousands Commercial Real Estate $3,357,603 $3,128,187 $3,236,653 $3,244,974 $3,416,518 Commercial and Industrial 1,642,106 1,718,976 1,728,969 1,954,453 1,720,833 Commercial Construction 363,284 399,371 440,962 474,280 375,445 Total Commercial 5,362,993 5,246,534 5,406,584 5,673,707 5,512,796 Residential Mortgage 1,461,097 1,116,528 899,956 918,398 998,585 Home Equity 650,666 652,066 564,219 535,165 538,348 Installment and Other Consumer 114,897 124,896 107,928 80,915 79,033 Consumer Construction 63,688 43,945 21,303 17,675 8,390 Total Consumer 2,290,348 1,937,435 1,593,406 1,552,153 1,624,356 Total Portfolio Loans 7,653,341 7,183,969 6,999,990 7,225,860 7,137,152 Loans Held for Sale 153 16 1,522 18,528 5,256 Total Loans $7,653,494 $7,183,985 $7,001,512 $7,244,388 $7,142,408

Financial Data 28 Asset Quality 2023 2022 2021 2020 2019 Dollars in thousands Total Nonaccrual Loans $22,946 $19,052 $66,291 $146,774 $54,057 Nonaccrual Loans/Total Loans 0.30% 0.27% 0.95% 2.03% 0.76% Nonperforming Assets/Total Loans + OREO 0.30% 0.31% 1.13% 2.06% 0.81% Net Charge-offs/Average Loans 0.18% 0.04% 0.49% 1.40% 0.22% Allowance for Credit Losses/Total Portfolio Loans 1.41% 1.41% 1.41% 1.63% 0.87% Allowance for Credit Losses/Nonaccrual Loans 471% 532% 149% 80% 115%

Financial Data 29 Capital 2023 2022 2021 2020 2019 Tier 1 Leverage 11.21% 11.06% 9.74% 9.43% 10.29% Common Equity Tier 1 – Risk-Based Capital 13.37% 12.81% 12.03% 11.33% 11.43% Tier 1 – Risk-Based Capital 13.69% 13.21% 12.43% 11.74% 11.84% Total – Risk-Based Capital 15.27% 14.73% 13.79% 13.44% 13.22% Tangible Common Equity/Tangible Assets(1) 9.88% 9.24% 9.08% 9.02% 9.68% (1)Refer to appendix for reconciliation of non-GAAP financial measures

4Q23 Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP) Net income (annualized) $146,980 Plus: amortization of intangibles (annualized), net of tax 1,003 Net income before amortization of intangibles (annualized) $147,983 Average total shareholders' equity $1,247,030 Less: average goodwill and other intangible assets, net of deferred tax liability (376,761) Average tangible equity (non-GAAP) $870,269 Return on average tangible shareholders' equity (non-GAAP) 17.00 % Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance. Pre-provision Net Revenue (PPNR)/Average Assets (non-GAAP) Income before taxes $46,024 Plus: Provision for credit losses 943 Total $46,967 Total (annualized) (non-GAAP) $186,336 Average assets $9,473,669 PPNR/Average Assets (non-GAAP) 1.97 % Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital. Appendix Definitions of GAAP to Non-GAAP Financial Measures 30

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22	2Q22	1Q22	4Q21
Tangible Common Equity (TCE)/Tangible Assets (non-GAAP)									
Total shareholders' equity	$1,283,445	$1,223,532	$1,212,853	$1,227,795	$1,184,659				
Less: goodwill and other intangible assets, net of deferred tax liability	(376,631)	(376,883)	(377,144)	(377,405)	(377,673)				
Tangible common equity (non-GAAP)	$906,814	$846,649	$835,709	$850,390	$806,986				
Total assets	$9,551,526	$9,466,077	$9,252,922	$9,193,442	$9,110,567				
Less: goodwill and other intangible assets, net of deferred tax liability	(376,631)	(376,883)	(377,144)	(377,405)	(377,673)				
Tangible assets (non-GAAP)	$9,174,895	$9,089,194	$8,875,778	$8,816,037	$8,732,894				
Tangible common equity to tangible assets (non-GAAP)	9.88 %	9.31 %	9.42 %	9.65 %	9.24 %				
Efficiency Ratio (non-GAAP)									
Noninterest expense	$56,203	$52,799	$49,633	$51,699	$51,275				
Net interest income per consolidated statements of net income	$85,109	$87,387	$88,123	$88,791	$89,058				
Plus: taxable equivalent adjustment	683	674	639	555	532				
Net interest income (FTE) (non-GAAP)	85,792	88,061	88,762	89,346	89,590				
Noninterest income	18,061	12,178	14,191	13,190	15,643				
Net interest income (FTE) (non-GAAP) plus noninterest income	$103,853	$100,239	$102,953	$102,536	$105,233				
Efficiency ratio (non-GAAP)	54.12 %	52.67 %	48.21 %	50.42 %	48.73 %				
Net Interest Margin Rate (NIM) (FTE) (non-GAAP)									
Interest income and dividend income	$126,706	$122,959	$117,333	$110,903	$103,208	$89,835	$77,599	$70,109	$71,135
Less: interest expense	(41,597)	(35,572)	(29,210)	(22,112)	(14,150)	(6,037)	(2,405)	(2,376)	(2,697)
Net interest income per consolidated statements of net income	85,109	87,387	88,123	88,791	89,058	83,798	75,194	67,733	68,438
Plus: taxable equivalent adjustment	683	674	639	555	532	521	506	493	510
Net interest income (FTE) (non-GAAP)	$85,792	$88,061	$88,762	$89,346	$89,590	$84,319	$75,700	$68,226	$68,948
Net interest income (FTE) (annualized)	$340,370	$349,373	$356,022	$362,348	$355,438	$334,526	$303,633	$276,694	$273,537
Average interest-earning assets	$8,704,727	$8,561,578	$8,436,490	$8,372,193	$8,220,689	$8,287,889	$8,535,384	$8,747,398	$8,768,329
Net interest margin (FTE) (non-GAAP)	3.92 %	4.09 %	4.22 %	4.32 %	4.33 %	4.04 %	3.56 %	3.16 %	3.12 %

Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy.

The efficiency ratio is noninterest expense divided by noninterest income plus net interest income, on an FTE basis (non-GAAP), which ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

31

2020 2019 Excludes Fraud Excludes Merger Exp Net Income Excluding Nonrecurring items Net income $21,040 $98,234 Nonrecurring items 58,671 11,350 Tax effect of nonrecurring items (12,321) (2,106) Adjusted net income (non-GAAP) $67,390 $107,478 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 Average shares outstanding - diluted 39,073 34,679 Diluted earnings per share (non-GAAP) $1.72 $3.09 Return on Average Assets (ROA) (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 Average total assets 9,152,747 7,435,536 Return on average assets (non-GAAP) 0.74% 1.45 % Return on Average Shareholders' Equity (ROE) (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 Average total shareholders' equity 1,169,489 983,908 Return on average shareholders' equity (non-GAAP) 5.76% 10.92 % Appendix Definitions of GAAP to Non-GAAP Financial Measures 32

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	2023	2022	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp
Return on Average Tangible Shareholders' Equity (ROTE) (non-GAAP)							
Net income	$144,781	$135,520	$110,343	$21,040	$21,040	$98,234	$98,234
Nonrecurring items	—	—	—	—	58,671	—	11,350
Tax effect of nonrecurring items	—	—	—	—	(12,321)	—	(2,106)
Adjusted net income (non-GAAP)	$144,781	$135,520	$110,343	$21,040	$67,390	$98,234	$107,478
Adjusted net income (non-GAAP)	$144,781	$135,520	$110,343	$21,040	$67,390	$98,234	$107,478
Plus: amortization of intangibles, net of tax	1,042	1,199	1,400	2,001	2,001	660	660
Net income before amortization of intangibles	$145,823	$136,719	$111,743	$23,041	$69,391	$98,894	$108,138
Average total shareholders' equity	$1,227,332	$1,181,788	$1,186,161	$1,169,489	$1,169,489	$983,908	$983,908
Less: average goodwill and other intangible assets, net of deferred tax liability	(377,157)	(378,303)	(379,612)	(380,846)	(380,846)	(297,589)	(297,589)
Average tangible equity (non-GAAP)	$850,175	$803,485	$806,549	$788,643	$788,643	$686,319	$686,319
Return on average tangible shareholders' equity (non-GAAP)	17.15 %	17.02 %	13.85 %	2.92 %	8.80 %	14.41 %	15.76 %

Return on average tangible shareholders' equity is a key profitability metric used by management to measure financial performance.

	2023	2022	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp
Net Interest Margin Rate (NIM) (FTE) (Non-GAAP)							
Interest income and dividend income	$477,901	$340,751	$289,262	$320,464		$320,484	
Less: interest expense	(128,491)	(24,968)	(13,150)	(41,076)		(73,693)	
Net interest income per consolidated statements of net income	349,410	315,783	276,112	279,388		246,791	
Plus: taxable equivalent adjustment	2,550	2,052	2,316	3,202		3,757	
Net interest income (FTE) (non-GAAP)	$351,960	$317,835	$278,428	$282,590		$250,548	
Average interest-earning assets	$8,519,775	$8,445,958	$8,649,372	$8,372,894		$6,885,372	
Net Interest Margin	4.10 %	3.74 %	3.19 %	3.34 %		3.58 %	
Adjustment to FTE basis	0.03 %	0.02 %	0.03 %	0.04 %		0.06 %	
Net Interest Margin (FTE) (non-GAAP)	4.13 %	3.76 %	3.22 %	3.38 %		3.64 %	

The interest income on interest-earning assets, net interest income and net interest margin are presented on an FTE basis (non-GAAP). The FTE basis (non-GAAP) adjusts for the tax benefit of income on certain tax-exempt loans and securities and the dividend-received deduction for equity securities using the federal statutory tax rate of 21 percent for each period. We believe this to be the preferred industry measurement of net interest income that provides a relevant comparison between taxable and non-taxable sources of interest income.

33

Appendix *Definitions of GAAP to Non-GAAP Financial Measures*

	2023	2022	2021	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp
PPNR/Average Assets (Non-GAAP)							
Income before taxes	$178,804	$168,930	$135,668	$21,039		$117,360	$117,360
Plus: merger related expenses	—	—	—	—		—	11,350
Plus: provision for credit losses	17,892	8,366	16,215	131,424		14,873	14,873
Total adjusted income before taxes (non-GAAP)	$196,696	$177,296	$151,883	$152,463		$132,233	$143,583
Average assets	$9,276,256	$9,167,038	$9,375,850	$9,152,747		$7,435,536	$7,435,536
PPNR/Average Assets (non-GAAP)	2.12 %	1.93 %	1.62 %	1.67 %		1.78 %	1.93 %
Pre-provision net revenue to average assets is income before taxes adjusted to exclude provision for credit losses. We believe this to be a preferred industry measurement to help evaluate our ability to fund credit losses or build capital.							
Tangible Common Equity (TCE)/Tangible Assets (non-GAAP)							
Total shareholders' equity	$1,283,445	$1,184,659	$1,206,454	$1,154,711		$1,191,998	
Less: goodwill and other intangible assets, net of deferred tax liability	(376,631)	(377,673)	(378,871)	(380,278)		(380,247)	
Tangible common equity (non-GAAP)	$906,814	$806,986	$827,583	$774,433		$811,751	
Total assets	$9,551,526	$9,110,567	$9,488,529	$8,967,897		$8,764,649	
Less: goodwill and other intangible assets, net of deferred tax liability	(376,631)	(377,673)	(378,871)	(380,278)		(380,247)	
Tangible assets (non-GAAP)	$9,174,895	$8,732,894	$9,109,658	$8,587,619		$8,384,402	
Tangible common equity to tangible assets (non-GAAP)	9.88 %	9.24 %	9.08 %	9.02 %		9.68 %	
Tangible common equity to tangible assets is a preferred industry measurement to evaluate capital adequacy.							
Provision for credit losses							
Provision				$131,424	$131,424		
Less: customer fraud				—	(58,671)		
Adjusted provision for credit losses				$131,424	$72,753		
YTD Net loan charge-offs/YTD Average loans							
Net charge-offs				$103,379	$103,379		
Less: customer fraud				—	(58,671)		
Adjusted net charge-offs				$103,379	$44,708		
Total average YTD loans				$7,410,462	$7,410,462		
Adjusted net loan charge-offs/YTD Average loans				1.40 %	0.60 %		

34

Christopher J. McComish Chief Executive Officer Mark Kochvar Chief Financial Officer Full Year and Fourth Quarter 2023